ALPS ETF TRUST

ALPS STOXX EUROPE 600 ETF (NYSE ARCA: STXX)

GLOBAL COMMODITY EQUITY ETF (NYSE ARCA: CRBQ)

SUPPLEMENT DATED MARCH 8, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2015

On March 7, 2016, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the ALPS STOXX Europe 600 ETF and Global Commodity Equity ETF (the “Funds”).  The Funds’ Board of Trustees determined that closing and liquidating the Funds was in the best interests of the Funds and the Funds' shareholders.

From March 9, 2016 through March 28, 2016, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

The Funds will close to new investors on March 23, 2016, and the NYSE ARCA will halt trading in the Funds before the opening of trading on March 28, 2016.  The effective date of the Funds’ liquidation shall be March 28, 2016 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on March 28, 2016 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

Shareholders may be able to sell their shares to certain broker-dealers, incurring a transaction fee from their broker-dealer, on March 24, 2016, but there can be no assurance that there will be a market for the Funds.

For additional information regarding the liquidation, shareholders of the Funds may call 877.398.8461.

ALPS ETF TRUST

ALPS SECTOR LEADERS ETF (NYSE ARCA: SLDR)

ALPS SECTOR LOW VOLATILITY ETF (NYSE ARCA: SLOW)

SUPPLEMENT DATED MARCH 8, 2016

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED JUNE 30, 2015

On March 7, 2016, the Board of Trustees of the ALPS ETF Trust authorized an orderly liquidation of the ALPS Sector Leaders ETF and ALPS Sector Low Volatility ETF (the “Funds”).  The Funds’ Board of Trustees determined that closing and liquidating the Funds was in the best interests of the Funds and the Funds' shareholders.

From March 9, 2016 through March 28, 2016, the Funds will be in the process of closing down and liquidating their portfolios. This process will result in the Funds not tracking their underlying indexes and their cash holdings increasing, which may not be consistent with the Funds’ investment objectives and strategies.

The Funds will close to new investors on March 23, 2016, and the NYSE ARCA will halt trading in the Funds before the opening of trading on March 28, 2016.  The effective date of the Funds’ liquidation shall be March 28, 2016 or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust.  Shareholders of record remaining on March 28, 2016 will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

Shareholders may be able to sell their shares to certain broker-dealers, incurring a transaction fee from their broker-dealer, on March 24, 2016, but there can be no assurance that there will be a market for the Funds.

For additional information regarding the liquidation, shareholders of the Funds may call 877.398.8461.